o BT PYRAMID MUTUAL FUNDS o

                             BT INSTITUTIONAL ASSET
                                MANAGEMENT FUND


                                 ANNUAL REPORT
                                 -------------
                                  MARCH o 1998

BT Institutional Asset Management Fund

Table of Contents


              Letter to Shareholders                                   3

              BT Institutional Asset Management Fund
                 Statement of Assets and Liabilities                   6
                 Statement of Operations                               6
                 Statements of Changes in Net Assets                   7
                 Financial Highlights                                  8
                 Notes to Financial Statements                         9
                 Report of Independent Accountants                    10

              Asset Management Portfolio
                Statement of Net Assets                               11
                Statement of Operations                               14
                Statements of Changes in Net Assets                   15
                Financial Highlights                                  15
                Notes to Financial Statements                         16
                Report of Independent Accountants                     19


                              -------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Bankers Trust Company. The Fund is subject to investment risks, including possible loss of principal amount invested.
                              -------------------

BT Institutional Asset Management Fund

Letter to Shareholders


We are pleased to present you with this annual report for the BT Institutional Asset Management Fund (the "Fund"), providing a review of the markets, the Portfolio, and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

The Fund returned 34.34%* for the annual period ended March 31, 1998, as compared to 30.13% for the Asset Allocation Index-Long Range**, 48.00% for the S&P 500 Index**, and 11.98% for the Salomon Broad Investment Grade (BIG) Index**. The Lipper Flexible Portfolio Average*** had a return of 28.72% for the same period. Since its inception on September 16, 1993, the Fund delivered a total return of 90.53% cumulatively, or 15.27% annualized, as of March 31, 1998.

MARKET ACTIVITY
U.S. MARKETS
Given the continued absence of inflation and evidence of a slower economic growth environment, the Federal Reserve Board has opted not to officially change monetary policy since raising rates on March 25, 1997. The positive Federal budget outlook has supported this interest rate scenario, as the U.S. now has the smallest deficit in thirty years, with signs of a surplus coming onto the books later in 1998.

The Asian currency crisis, whose effect began to be felt in the fourth calendar quarter, may have been the major factor both keeping interest rates low and impacting the stock and bond markets during this annual period. The Far East turmoil helped strengthen both the dollar and dollar-denominated securities. It also created a flight to quality that benefited both U.S. Treasuries and municipal bonds. Equity investors tended to turn their focus away from smaller, growth-oriented stocks and toward large cap names and more value-oriented stocks.

-----------------------------------------
                 Objective
Seeks to provide a high total return with
reduced long-term risk by investing in
stocks, bonds and short term instruments.
-----------------------------------------

As the first calendar quarter of 1998 progressed and it became clear that the Asian problems would have limited effect on the U.S., investors grew more confident with the co-existence of low inflation, reasonably good GDP growth, low unemployment, and low interest rates. Growth stocks came back into favor, as did the corporate and mortgage sectors of the bond market.

U.S. EQUITIES
1997 was an impressive year for the U.S. equity market, particularly in the large capitalization sector. Having broken the 7,000 barrier in February 1997, the Dow Jones Industrial Average reached the 8,000 milestone by the middle of July. The trend continued, with the Dow closing above the 9,000 mark for the first time on April 6, 1998, just after the close of the Funds' fiscal year. The S&P 500 Index also reached record high levels. However, as was anticipated, short-term volatility plagued the bull market for equities every step of the way. Major contributors to this volatility were the rippling effects of weakening currencies, failing economies, and uncertain markets in Southeast Asia, which, in turn, led to the Dow Jones' largest single one day point loss on October 27, 1997. For the calendar year, large capitalization stocks outperformed small capitalization stocks, though the small cap stocks outperformed from March through September 1997, due to a resurgence in technology stocks. Small cap stocks underperformed in the fourth calendar quarter.

-----------------------------------------
        Investment Instruments
Primarily common stocks, corporate and
government issued intermediate to long-
term bonds, various government agency
issued asset-backed securities and all
types of domestic and foreign securities
and money market instruments.
-----------------------------------------

The new year began inconspicuously, as the equity markets continued to reconcile the impact of events in Asia. Stable to rising overall market levels following the volatile fourth quarter for all equity sectors helped settle investors' desire for safe havens and more liquid names. This, together with sustained strong U.S. economic conditions, few signs of inflation, and stable interest rates, led to a robust rally among all segments of the stock market during the first calendar quarter overall.

 ------------------------------------
  Five Largest Common Stock Holdings
 ------------------------------------
         Pfizer, Inc.
 ------------------------------------
         BankAmerica Corp.
 ------------------------------------
         General Electric Co.
 ------------------------------------
         Merck & Co., Inc.
 ------------------------------------
         Chase Manhattan Corp.
 ------------------------------------


U.S. BONDS
Favorable economic conditions, ebbing inflation worries, and foreign investors seeking a safe haven supported the bond market's rally through most of the first three quarters of the Funds' fiscal year. In the first calendar quarter of 1998, the bond market traded in a broad range, with the ten-year Treasury between 5.30% and 5.74%. This variance was primarily due to a change in perception about the impact of the Asian crisis on the U.S. economy and, thereby, on Federal Reserve Board policy. While U.S. Treasuries had outperformed through most of the fiscal year, in early 1998, diminished fears about the Asian situation led to the corporate sector benefiting from low levels of new issue supply and the mortgage sector benefiting from stable rates tempering pre-payment concerns.

BT Institutional Asset Management Fund

Letter to Shareholders



                    Diversification of Portfolio Investments
                      By Asset Class as of March 31, 1998
                    (percentages are based on market value)


                           [PLOT POINTS APPEAR BELOW]

                            Stocks 65%
                            Short Term Instruments 7%
                            Bonds 28%



This diversification pie chart shows the Fund's investment exposure to different asset classes (i.e. stocks, bonds and Short Term Instruments) based on the risk characteristics of the asset class rather than the actual instrument. For example, the Fund may buy or sell a futures contract to increase or decrease the Fund's exposure to the stock market.

--------------------------------------------------------------------------------

 ------------------------------------------------
  Five Largest Fixed Income Securities
 ------------------------------------------------
         FNMA TBA, 7.50%, 9/01/21
 ------------------------------------------------
         GNMA TBA, 7.50%, 9/01/21
 ------------------------------------------------
         US Treasury Note, 6.625%, 3/31/02
 ------------------------------------------------
         US Treasury Note, 6.125%, 11/15/27
 ------------------------------------------------
         US Treasury Note, 5.375%, 2/15/01
 ------------------------------------------------

INTERNATIONAL MARKETS
Though still lagging the U.S., most of the world's developed markets outside of Asia soared to new highs during the fiscal year, shaking off summer doldrums and the initial gloom of Asia's financial and economic malaise. After assessing the limited impact of Asian weakness on earnings of firms elsewhere in the world, investor sentiment turned sharply positive. However, concerns were reignited in Japan, where the combination of softer exports to the region and a further weakening in the domestic economy has likely pushed the nation into recession. The crisis in Asia did devastate many of the emerging stock and bond markets in the Pacific region as well as in Latin America and Russia.

Investors were particularly focused on Europe, where attractive valuations, lower interest rates, and renewed economic growth pushed equity markets to record levels. This backdrop, along with a trend in retirement planning away from governmental paternalism and toward individual self-reliance, helped to bolster an equity culture similar to that of the U.S. and U.K. The anticipated success of European Economic and Monetary Union (EMU) further contributed to a dramatic regional re-rating. The recent recommendation by the European Monetary Institute and the German Bundesbank that EMU should proceed as scheduled in January 1999 and that all eleven candidates should be approved was an important landmark.

In Canada, consolidation in the banking industry and a slower growth rate, which quelled fears of inflation, bolstered this equity market despite a currency driven down by depressed commodity prices.

CASH
The U.S. dollar was strong versus most currencies, including the Japanese yen, the German mark, and the British pound, during the annual period. Strong domestic economic growth, controlled inflation, and the Federal Reserve Board on hold--along with high volatility in Asia and Latin America--added to the relative attractiveness of the U.S. currency.

INVESTMENT REVIEW
The Fund outperformed both the Asset Allocation Index-Long Range benchmark and its Lipper category average. This strong relative performance was due primarily to superior asset allocation.

Supported by favorable economic, fundamental, and sentiment factors, the Funds remained overweighted in U.S. stocks virtually throughout the annual period. The U.S. equity portion of the Funds' portfolios did not match S&P 500 Index performance in the first half of the fiscal year, but did outperform in the second half. Overall, as U.S. equities outperformed the most commonly used international equities index, namely the MSCI EAFE Index**, for the twelve months, such an allocation was the primary reason for the Funds' strong performance. An increased allocation to equities in Continental Europe also benefited the Funds, particularly in the second half of the fiscal year.## In fact, most European markets outperformed the U.S. market by a wide margin during the six months ending March 31, 1998.

An underweight position in bonds was supported by unfavorable valuations, by interest rate measures, and by a weaker return forecast. The fixed income portion of the Funds' portfolios matched the Salomon Broad Investment Grade
(BIG) Index# in the first half of the year and outperformed it in the second half. Individual security selection in all asset classes remained strong.

As of March 31, 1998, the Fund's asset weightings were 55% in U.S. equities, 23% in U.S. bonds, 5% in international bonds, 10% in international equities, and 7% in Short Term Instruments.

MANAGER OUTLOOK
We remain positive with respect to equity markets in continental Europe. With inflation in check and the impact of the Asian crisis still uncertain, we believe that the Federal Reserve Board and the Bundesbank are likely to retain their market-friendly policy stances

----------
* Performance quoted represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
**  Indexes are unmanaged, and investments cannot be made in an index.
*** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.
# The Salomon Broad Investment Grade Index covers an all-inclusive universe of institutionally-traded U.S. Treasury, agency, mortgage and corporate securities.
## Foreign investing involves special risks, including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards.

BT Institutional Asset Management Fund

Performance Comparison


for a while longer. Solid growth, low inflation and accommodating interest rates should also continue to form an almost ideal backdrop for these markets. Thus, we anticipate staying overweighted in these sectors for the near term.

We remain less sanguine, however, about longer-term prospects. In the U. S. , exceptionally strong domestic economic fundamentals will likely overwhelm the downdraft from Asia, raising the risk of the economy overheating. In Continental Europe, economic activity will likely gather momentum throughout the year, fueled by monetary conditions and by a relaxation of fiscal policies. In short, the environment is ripe, in our opinion, for an acceleration in European domestic demand that should easily offset any negative impact from Asia.

Against this backdrop, central bank policies will likely become gradually more restrictive in both the U.S. and core Europe, as 1998 progresses. We believe that the Federal Reserve Board may increase rates, as inflation pressures build by year-end. Europe has more room to grow before bumping against its capacity constraints. Moreover, convergence of interest rates leading up to EMU actually will require rate cuts in the peripheral countries in the near term. Nevertheless, growing momentum in domestic demand is expected to push German rates up by year-end as well. In this environment, we expect the U.S. Treasury long-term bond yield to move back up accompanied as well by small rises in European bond rates.

Equity markets, which have benefited from the stable U.S. monetary policy due in large part to the turmoil in Asia, will likely turn sour should the Fed, in fact, take action. European equities may suffer some ripple effect, though we believe most, especially in the peripheral markets, will probably outperform the U.S.

We will, of course, continue to closely observe economic conditions and how they affect the financial markets, as we seek to provide high total return with reduced risk over the long term.

We value your ongoing support of the BT Institutional Asset Management Fund and look forward to continuing to serve your investment needs in the years ahead.


                                /s/ Philip Green
                                ________________
                                  Philip Green
                            Portfolio Manager of the
                     BT Institutional Asset Management Fund
                                 March 31, 1998

--------------------------------------------------------------------------------

Performance Comparison

Comparison of Change in
Value of a $10,000
Investment in the BT
Institutional Asset
Management Fund, the Asset
Allocation Index-Long Range
and the S&P 500 Index as of
September 30, 1993



                  [GRAPH APPEARS HERE - SEE PLOT POINTS BELOW]


               BT Institutional             Asset Allocation          S&P 500
             Asset Management Fund         Index--Long Range+          Index


    Dec-93             10,000                    10,000                10,000
    Mar-94              9,672                     9,837                 9,844
    Jun-94              9,535                     9,836                 9,886
    Sep-94              9,718                    10,132                10,369
    Dec-94              9,760                    10,161                10,367
    Mar-95             10,361                    10,896                11,377
    Jun-95             11,048                    11,715                12,463
    Sep-95             11,540                    12,316                13,454
    Dec-95             12,056                    12,931                14,264
    Mar-96             12,409                    13,245                15,030
    Jun-96             12,794                    13,611                15,705
    Sep-96             13,202                    13,957                16,190
    Dec-96             14,012                    14,765                17,539
    Mar-97             14,185                    14,981                18,009
    Jun-97             15,858                    16,606                21,155
    Sep-97             16,915                    17,518                22,737
    Dec-97             17,305                    18,005                23,390
    Mar-98             19,053                    19,496                26,652



-------------------------------------
  Total Return for the Period
     Ended March 31, 1998
 One Year     Since 9/16/93*
   34.34%           15.27%**
*  The Fund's inception date.
** Annualized.

Investment return and principal value
may fluctuate so that shares, when
redeemed, may be worth more or less
than their original cost.
-------------------------------------

Past performance is not indicative of future performance. The S&P 500 Index is unmanaged, and investments may not be made in an index.

----------
+ Asset allocation Index-Long Range is comprised of the following:
    55% S&P 500 Index
    35% Salomon Broad Investment Grade Bond Index
    10% T-Bill 3-Month Index

BT Institutional Asset Management Fund

Statement of Assets and Liabilities  March 31, 1998


Assets
   Investment in Asset Management Portfolio, at Value                    $   510,600,390
   Receivable for Shares of Beneficial Interest Subscribed                       851,353
   Prepaid Expenses and Other                                                     16,408
   Due from Bankers Trust, net                                                     6,110
                                                                         ---------------
Total Assets                                                                 511,474,261
                                                                         ---------------
Liabilities
   Payable for Shares of Beneficial Interest Redeemed                         14,642,431
   Accrued Expenses and Other                                                     33,995
                                                                         ---------------
   Total Liabilities                                                          14,676,426
                                                                         ---------------
Net Assets                                                               $   496,797,835
                                                                         ===============
Composition of Net Assets
   Paid-in Capital                                                       $   402,023,912
   Undistributed Net Investment Income                                           849,020
   Undistributed Net Realized Gain from Investment, Foreign
      Currency Transactions, Forward Foreign Currency Contracts
      and Futures Contracts                                                   72,302,734
   Net Unrealized Appreciation/Depreciation on:
      Investment, Forward Foreign Currency Contracts and Foreign
      Currency Transactions                                                   18,329,614
      Futures Contracts                                                        3,292,555
                                                                         ---------------
Net Assets                                                               $   496,797,835
                                                                         ===============
Net Asset Value, Offering and Redemption Price Per Share
   (net assets divided by shares outstanding)                            $         14.50
                                                                         ===============
Shares Outstanding ($0.001 par value per share, unlimited
   number of shares of beneficial interest authorized)                        34,270,931
                                                                         ===============

--------------------------------------------------------------------------------

Statement of Operations  For the year ended March 31, 1998


Investment Income
   Income Allocated from Asset Management Portfolio, net                 $    10,772,493
                                                                         ---------------
Expenses
   Administration and Services Fees                                              543,152
   Printing and Shareholder Reports                                               27,506
   Registration Fees                                                              11,615
   Professional Fees                                                              10,105
   Trustees Fees                                                                   7,900
   Miscellaneous                                                                   5,701
                                                                         ---------------
   Total Expenses                                                                605,979
   Less Expenses Absorbed by Bankers Trust                                      (605,979)
                                                                         ---------------
      Net Expenses                                                                    --
                                                                         ---------------
Net Investment Income                                                         10,772,493
                                                                         ---------------
Realized and Unrealized Gain on Investment, Foreign Currency
   Transactions, Forward Foreign Currency Contracts, and
   Futures Contracts
   Net Realized Gain from:
      Investment, Forward Foreign Currency Contracts and
         Foreign Currency Transactions                                        55,509,835
      Futures Contracts                                                       23,577,584
   Net Change in Unrealized Appreciation/Depreciation on:
      Investment, Forward Foreign Currency Contracts and
         Foreign Currency Transactions                                        10,997,398
      Futures Contracts                                                        4,986,461
                                                                         ---------------
Net Realized and Unrealized Gain on Investment, Foreign
   Currency Transactions, Forward Foreign Currency Contracts
   and Futures Contracts                                                      95,071,278
                                                                         ---------------
Net Increase in Net Assets from Operations                               $   105,843,771
                                                                         ===============

                  See Notes to Financial Statements on Page 9

BT Institutional Asset Management Fund

Statements of Changes in Net Assets


                                                                                  For the            For the
                                                                                year ended         year ended
                                                                              March 31, 1998     March 31, 1997
                                                                             ----------------   ----------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                      $    10,772,493    $     6,937,157
   Net Realized Gain (Loss) from Investment, Forward Foreign Currency
     Contracts, Foreign Currency Transactions and Futures Contracts                79,087,419         22,524,906
   Net Change in Unrealized Appreciation/Depreciation on Investment,
      Forward Foreign Currency Contracts, Foreign Currency Transactions
      and Futures Contracts                                                        15,983,859         (1,720,429)
                                                                              ---------------    ---------------
Net Increase in Net Assets from Operations                                        105,843,771         27,741,634
                                                                              ---------------    ---------------
Distributions to Shareholders
   Net Investment Income                                                          (10,455,723)        (8,414,757)
   Net Realized Gain from Investment Transactions                                 (30,108,358)        (6,468,985)
                                                                              ---------------    ---------------
Total Distributions                                                               (40,564,081)       (14,883,742)
                                                                              ---------------    ---------------
Capital Transactions in Shares of Beneficial Interest
   Proceeds from Sales of Shares                                                  203,101,614        125,920,140
   Dividend Reinvestments                                                          40,563,144         14,881,177
   Cost of Shares Redeemed                                                        (82,461,234)       (67,111,229)
                                                                              ---------------    ---------------
Net Increase from Capital Transactions in Shares of Beneficial Interest           161,203,524         73,690,088
                                                                              ---------------    ---------------
Total Increase in Net Assets                                                      226,483,214         86,547,980
Net Assets
Beginning of Period                                                               270,314,621        183,766,641
                                                                              ---------------    ---------------
End of Period (including undistributed net investment income of
   $849,020 and $532,250, respectively)                                       $   496,797,835    $   270,314,621
                                                                              ===============    ===============


                  See Notes to Financial Statements on Page 9

BT Institutional Asset Management Fund

Financial Highlights

Contained below are selected data for a share outstanding, total investment return, other supplemental data and ratios to average net assets for the periods indicated for the BT Institutional Asset Management Fund.

<CAPTION
                                                                                                      For the period
                                                                For the years ended                 September 16, 1993
                                                                     March 31,                         (Commencement
                                                   ---------------------------------------------     of Operations) to
                                                    1998         1997         1996         1995       March 31, 1994
                                                   ------       ------       ------       ------    ------------------
Per Share Operating Performance:
Net Asset Value, Beginning of Period               $12.05       $11.25         $9.99        $9.61          $10.00
                                                   ------       ------         -----        -----          ------
Income from Investment Operations
   Net Investment Income                             0.37         0.38          0.41         0.36            0.11
   Net Realized and Unrealized Gain (Loss) on
      Investments, Foreign Currencies and
      Futures Contracts                              3.60         1.19          1.52         0.30           (0.44)
                                                   ------       ------         -----        -----          ------
Total Income (Loss) from Investment Operations       3.97         1.57          1.93         0.66           (0.33)
                                                   ------       ------         -----        -----          ------
Distributions to Shareholders
   Net Investment Income                            (0.37)       (0.45)        (0.42)       (0.28)          (0.06)
   Net Realized Gain from Investment
      Transactions                                  (1.15)       (0.32)        (0.25)          --              --
                                                   ------       ------         -----        -----          ------
Total Distributions                                 (1.52)       (0.77)        (0.67)       (0.28)          (0.06)
                                                   ------       ------         -----        -----          ------
Net Asset Value, End of Period                     $14.50       $12.05        $11.25        $9.99           $9.61
                                                   ======       ======        ======        =====          ======
Total Investment Return                             34.34%       14.31%        19.77%        7.13%          (6.06)%
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)      $496,798     $270,315      $183,767      $83,201         $75,021
   Ratios to Average Net Assets:
      Net Investment Income                          2.97%        3.12%         3.99%        3.78%           2.83%*
      Expenses, Including Expenses of the Asset
        Management Portfolio                         0.60%        0.60%         0.60%        0.60%           0.60%*
      Decrease Reflected in Above Expense Ratio
        Due to Absorption of Expenses by
        Bankers Trust                                0.32%        0.36%         0.39%        0.43%           0.73%*

----------
*  Annualized


                  See Notes to Financial Statements on Page 9

BT Institutional Asset Management Fund

Notes to Financial Statements


Note 1--Organization and Significant Accounting Policies
A. Organization
BT Pyramid Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Trust was organized on February 28, 1992, as a business trust under the laws of the Commonwealth of Massachusetts. The BT Institutional Asset Management Fund (the "Fund") is one of the funds offered to investors by the Trust. The Fund commenced operations and began offering shares of beneficial interest on September 16, 1993. The Fund invests substantially all of its investable assets in the Asset Management Portfolio (the "Portfolio"). The Portfolio is an open-end management investment company registered under the Act. The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio. The value of such investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 1998, the Fund's investment was approximately 79% of the Portfolio.

The financial statements of the Portfolio, including the Statement of Net Assets, are contained elsewhere in this report.

B. Investment Income
The Fund earns income, net of expenses, daily on its investment in the Asset Management Portfolio on the accrual basis. All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

C. Dividends
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends payable to shareholders are recorded by the Fund on the ex-dividend date, which is the same as the declaration date. Distributions of net realized short-term and long-term capital gains, if any, will be made annually to the extent they are not offset by any capital loss carryforwards.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. For the year ended March 31, 1998, $1,987,719 of paid-in-capital was reclassified to undistributed net realized gain.

D. Federal Income Taxes
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

E. Other
The Trust accounts separately for the assets, liabilities and operations of the Fund. Expenses directly attributable to the Fund are charged to that Fund, while expenses which are attributable to all of the Trust's funds are allocated among them.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Note 2--Fees and Transactions with Affiliates
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Fund in return for a fee computed daily and paid monthly at an annual rate of 0.15% of the Fund's average daily net assets. For the year ended March 31, 1998, this fee aggregated $543,152.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood"). Under the Distribution Agreement with the Trust, pursuant to Rule 12b-1 of the 1940 Act, Edgewood, may seek reimbursement, at an annual rate not exceeding 0.20% of the Fund's average daily net assets, for expenses incurred in connection with any activities primarily intended to result in the sale of the Fund's shares. For the year ended March 31, 1998, there were no reimbursable expenses incurred under this agreement.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse, to the extent necessary, expenses to eliminate all expenses of the Fund, excluding expenses of the Portfolio and to limit all expenses to 0.60 of 1% of the average daily net assets of the Fund, including expenses of the Portfolio. For the year ended March 31, 1998, expenses of the Fund have been reduced by $605,979.

Certain officers of the Fund are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation from the Fund.

The Fund is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned equally amongst all participants. Amounts borrowed under the credit facilities will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1998.

Note 3--Shares of Beneficial Interest
At March 31, 1998, there were an unlimited number of shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                       For the                       For the
                      year ended                    year ended
                    March 31, 1998                March 31, 1997
                -----------------------       -----------------------
                 Shares         Amount         Shares         Amount
                --------       --------       --------       --------
Sold           14,789,248    $203,101,614    10,490,486    $125,920,140
Reinvested      3,040,333      40,563,144     1,255,355      14,881,177
Redeemed       (5,985,067)    (82,461,234)   (5,647,355)    (67,111,229)
              -----------    ------------    ----------    ------------
Net Increase   11,844,514    $161,203,524     6,098,486    $ 73,690,088
              ===========    ============    ==========    ============

-------------------------------------------------------------------------------
Federal Tax Information (unaudited)
13.01% of the ordinary income dividends paid by the BT Institutional Asset Management Fund during the tax year ended March 31, 1998, qualified for the Dividends Received Deduction. The Fund paid a long-term capital gain dividend of $0.7600 during the tax year ended March 31, 1998. This dividend was classified as 20% capital gain.

BT Institutional Asset Management Fund

Report of Independent Accountants


To the Trustees of BT Pyramid Mutual Funds and the Shareholders of BT Institutional Asset Management Fund:

We have audited the accompanying statement of assets and liabilities of the BT Institutional Asset Management Fund (one of the Funds comprising BT Pyramid Mutual Funds) as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 16, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BT Institutional Asset Management Fund as of March 31, 1998, the results of its operations, the changes in its net assets and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.


                                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 11, 1998

Asset Management Portfolio

Statement of Net Assets March 31, 1998


 Shares               Description                            Value
 ------               -----------                            -----

           COMMON STOCKS - 41.36%
           Aerospace - 0.16%
  17,600   Boeing Co.                                    $    917,400
   2,352   Raytheon Co.-Cl. A                                 133,783
                                                         ------------
                                                            1,051,183
                                                         ------------

           Airlines - 0.44%
  14,300   AMR Corp. (a)                                    2,047,581
   6,800   Delta Air Lines, Inc.                              804,100
                                                         ------------
                                                            2,851,681
                                                         ------------

           Auto Related - 1.04%
  28,500   Chrysler Corp.                                   1,184,531
  53,000   Dana Corp.                                       3,083,938
  36,900   General Motors Corp.                             2,488,443
                                                         ------------
                                                            6,756,912
                                                         ------------

           Banks - 3.30%
  97,000   BankAmerica Corp.                                8,014,625
  54,900   BankBoston Corp.                                 6,052,725
  46,400   Chase Manhattan Corp.                            6,258,200
   7,700   Citicorp                                         1,093,400
                                                         ------------
                                                           21,418,950
                                                         ------------

           Beverages - 1.52%
  37,200   Coca-Cola Co.                                    2,880,675
  27,400   Coca-Cola Enterprises, Inc.                      1,005,238
 127,400   PepsiCo, Inc.                                    5,438,387
  13,800   Seagram Company Ltd.                               526,988
                                                         ------------
                                                            9,851,288
                                                         ------------

           Chemicals and Toxic Waste - 1.74%
   9,600   Air Products & Chemical Inc.                       795,600
  82,200   Du Pont (E.I.) de Nemours & Co.                  5,589,600
  84,500   Monsanto Co.                                     4,394,000
  16,900   Solutia, Inc.                                      502,775
                                                         ------------
                                                           11,281,975
                                                         ------------

           Computer Services - 1.38%
  65,000   Cendant Corp. (a)                                2,575,625
  78,250   Cisco Systems, Inc. (a)                          5,350,344
  40,700   Seagate Technology Inc. (a)                      1,027,675
                                                         ------------
                                                            8,953,644
                                                         ------------

           Computer Software - 1.20%
  11,400   BMC Software, Inc. (a)                             955,463
  55,275   Computer Associates International, Inc.          3,192,131
  28,400   Microsoft Corp. (a)                              2,541,800
  35,625   Oracle Corp. (a)                                 1,124,414
                                                         ------------
                                                            7,813,808
                                                         ------------

           Diversified - 1.61%
 114,900   AlliedSignal, Inc.                               4,825,800
  14,100   SUPERVALU, Inc.                                    657,412
  21,400   Textron, Inc.                                    1,647,800
  36,200   United Technologies Corp.                        3,341,713
                                                         ------------
                                                           10,472,725
                                                         ------------

           Drugs - 3.18%
  45,600   Lilly (Eli) & Co.                                2,718,900
  58,600   Merck & Co., Inc.                                7,522,775
 104,600   Pfizer, Inc.                                    10,427,313
                                                         ------------
                                                           20,668,988
                                                         ------------


 Shares               Description                            Value
 ------               -----------                            -----

           Electrical Equipment - 1.71%
  48,400   Emerson Electric Co.                          $  3,155,075
  92,200   General Electric Co.                             7,946,488
                                                         ------------
                                                           11,101,563
                                                         ------------

           Electronics - 1.40%
  51,400   Analog Devices, Inc. (a)                         1,709,050
  46,000   Intel Corp.                                      3,590,875
  23,900   LSI Logic Corp. (a)                                603,475
  38,400   Motorola, Inc.                                   2,328,000
  23,000   Xilinx, Inc. (a)                                   861,063
                                                         ------------
                                                            9,092,463
                                                         ------------

           Entertainment - 0.30%
  18,027   Disney (Walt) Co.                                1,924,382
                                                         ------------

           Environment Control - 0.25%
  47,000   U.S. Filter Corp. (a)                            1,650,875
                                                         ------------

           Financial Services - 2.27%
  29,900   Associates First Capital Corp.-Cl. A             2,362,100
  72,000   Federal Home Loan Mortgage Corp.                 3,415,500
  41,100   First Data Corp.                                 1,335,750
  39,400   MBNA Corp.                                       1,411,013
  20,400   Merrill Lynch & Co., Inc.                        1,693,200
  10,900   T. Rowe Price Associates                           767,087
  62,949   Travelers Group, Inc.                            3,776,940
                                                         ------------
                                                           14,761,590
                                                         ------------

           Foods - 1.53%
  44,500   Bestfoods                                        5,200,937
  11,125   Corn Products International, Inc. (a)              399,109
  59,500   Sara Lee Corp.                                   3,666,688
  10,875   Sodexho Marriott Service                           288,867
  12,730   Tricon Global Restaurants, Inc. (a)                382,696
                                                         ------------
                                                            9,938,297
                                                         ------------

           Healthcare - 0.97%
   8,400   Abbott Laboratories                                632,625
  77,500   Johnson & Johnson                                5,681,719
                                                         ------------
                                                            6,314,344
                                                         ------------

           Hospital Supplies and Healthcare - 0.80%
  36,700   Baxter International Inc.                        2,023,088
  19,800   Becton, Dickinson & Co.                          1,347,637
  54,600   U.S. Surgical Corp.                              1,801,800
                                                         ------------
                                                            5,172,525
                                                         ------------

           Hotel/Motel - 0.49%
  43,500   Marriott International, Inc. (a)                 1,617,656
  43,500   Marriott International, Inc.-Cl. A (a)           1,557,844
                                                         ------------
                                                            3,175,500
                                                         ------------

           Household Products - 1.14%
  21,800   Clorox Co.                                       1,867,988
  65,400   Procter & Gamble Co.                             5,518,125
                                                         ------------
                                                            7,386,113
                                                         ------------

           Insurance - 1.32%
  42,450   American International Group, Inc.               5,346,047
  14,600   General Re Corp.                                 3,221,125
                                                         ------------
                                                            8,567,172
                                                         ------------

             See Notes to Financial Statements on Pages 16 thru 18

Asset Management Portfolio

Statement of Net Assets March 31, 1998


 Shares               Description                            Value
 ------               -----------                            -----

           Metals - 0.16%
  20,000   Alcan Aluminium Ltd.                          $    625,000
  21,600   Freeport-McMoRan Copper & Gold, Inc.-Cl. B         430,650
                                                         ------------
                                                            1,055,650
                                                         ------------

           Office Equipment and Computers - 1.05%
  38,200   Hewlett-Packard Co.                              2,420,925
  26,400   International Business Machines Corp.            2,742,300
  15,900   Xerox Corp.                                      1,692,356
                                                         ------------
                                                            6,855,581
                                                         ------------

           Oil Equipment and Services - 0.30%
  25,400   Apache Corp.                                       933,450
  13,200   Schlumberger Ltd.                                  999,900
                                                         ------------
                                                            1,933,350
                                                         ------------

           Oil-Domestic - 1.03%
   5,800   Atlantic Richfield Co.                             456,025
  16,927   Burlington Resources, Inc.                         811,438
  54,600   ENSCO International, Inc.                        1,515,150
  26,900   Noble Drilling Corp. (a)                           822,131
  14,300   Phillips Petroleum Co.                             714,106
  61,400   Unocal Corp.                                     2,375,413
                                                         ------------
                                                            6,694,263
                                                         ------------

           Oil-International - 2.08%
   8,700   Amoco Corp.                                        751,463
  11,600   Chevron Corp.                                      931,625
  41,900   Exxon Corp.                                      2,833,487
  15,200   Mobil Corp.                                      1,164,700
  65,600   Royal Dutch Petroleum Co.                        3,726,900
  68,000   Texaco, Inc.                                     4,097,000
                                                         ------------
                                                           13,505,175
                                                         ------------

           Paper and Forest Products - 0.45%
  29,400   Champion International Corp.                     1,596,788
  28,900   International Paper Co.                          1,352,881
                                                         ------------
                                                            2,949,669
                                                         ------------

           Printing and Publishing - 0.52%
  44,500   McGraw-Hill Companies, Inc.                      3,384,781
                                                         ------------

           Railroads - 0.35%
  21,600   Burlington Northern Santa Fe                     2,246,400
                                                         ------------

           Retail - 1.91%
  72,539   Dollar General Corp.                             2,806,343
  31,200   Federated Department Stores, Inc. (a)            1,616,550
  30,900   Lowe's Companies, Inc.                           2,168,793
  18,500   Nine West Group, Inc. (a)                          455,563
  26,400   Tiffany & Co.                                    1,285,350
  80,000   Wal-Mart Stores, Inc.                            4,065,000
                                                         ------------
                                                           12,397,599
                                                         ------------

           Telecommunications - 1.75%
  81,700   AT&T Corp.                                       5,361,563
  58,700   Comcast Corp.-Cl. A                              2,072,843
  57,400   MCI Communications Corp.                         2,841,300
  15,700   Sprint Corp.                                     1,062,694
                                                         ------------
                                                           11,338,400
                                                         ------------


 Shares               Description                            Value
 ------               -----------                            -----

           Tobacco - 0.70%
 109,100   Philip Morris Companies, Inc.                 $  4,548,106
                                                         ------------

           Utility-Electric - 1.10%
  16,900   American Electric Power Co.                        849,225
  11,900   Dominion Resources, Inc.                           499,800
  21,500   FirstEnergy Corp.                                  662,469
  30,400   FPL Group, Inc.                                  1,953,200
  36,400   PG&E Corp.                                       1,201,200
  16,500   Public Service Enterprise Group, Inc.              624,937
  33,900   Texas Utilities Co.                              1,332,694
                                                         ------------
                                                            7,123,525
                                                         ------------

           Utility-Gas, Natural Gas - 0.41%
  46,000   Consolidated Natural Gas Co.                     2,653,625
                                                         ------------

           Utility-Telephone - 1.80%
  19,600   Ameritech Corp.                                    968,975
   7,700   Bell Atlantic Corp.                                789,250
  17,800   BellSouth Corp.                                  1,202,613
  41,200   Frontier Corp.                                   1,341,575
  81,500   GTE Corp.                                        4,879,813
  12,128   Lucent Technologies, Inc.                        1,550,867
  21,800   SBC Communications, Inc.                           951,025
                                                         ------------
                                                           11,684,118
                                                         ------------

Total Common Stocks (Cost $246,624,793)                   268,576,220
                                                         ------------


Principal
 Amount
---------
              CORPORATE DEBT-NON CONVERTIBLE - 3.53%
              Financial Services - 1.84%
$   400,000   BankBoston Corp., 6.38%, 8/11/00                403,368
    510,000   Chrysler Financial Corp., 6.11%, 7/28/99        511,571
    400,000   CP Limited Partnership, 6.92%, 12/10/04         400,558
  2,400,000   Ford Motor Credit Co., 6.25%, 11/08/00        2,415,625
    600,000   Great Westem Financial Corp., 6.375%,
                7/01/00                                       603,369
    940,000   IBM Credit Corp, 5.875%, 8/25/99                941,814
  1,375,000   KFW International Finance, 8.20%, 6/01/06     1,558,909
    600,000   Lehman Brothers Holdings-Ser. E, 6.30%,
                8/11/99                                       602,058
    675,000   Meditrust, 7.114%, 8/15/04 (d)                  671,858
    880,000   NationsBank Corp., 7.00%, 9/15/01               904,721
    765,000   Paine Webber Group, Inc., 9.25%, 12/15/01       835,345
    850,000   Salomon, Inc., 7.50%, 2/01/03                   890,420
    930,000   Vesta Capital Trust I, 8.525%, 1/15/27 (d)    1,030,435
    225,000   Wharf International Finance Ltd., 7.625%,
                3/13/07                                       199,193
                                                         ------------
                                                           11,969,244
                                                         ------------

              Foreign Industrial - 0.05%
     19,000   Celulosa Arauco y Constitu, 6.75%, 12/15/03      18,655
    320,000   Celulosa Arauco y Constitu, 6.95%, 9/15/05      312,917
                                                         ------------
                                                              331,572
                                                         ------------

              Industrial - 1.61%
    300,000   Allied Waste North America, 10.25%,
                12/01/06                                      335,250
    335,000   Avalon Properties, Inc., 6.875%, 12/15/07       335,281
    760,000   Columbus Southern Power, 6.51%, 2/01/08         757,568
     95,000   Conmed Corp., 9.00%, 3/15/08 (d)                 96,900


             See Notes to Financial Statements on Pages 16 thru 18

Asset Management Portfolio

Statement of Net Assets March 31, 1998

Principal
 Amount               Description                            Value
---------             -----------                            -----

$   830,000   Consolidated Edison, 6.45%, 12/01/07       $    836,611
    470,000   Dime Capital Trust, 9.33%, 5/06/27              531,322
    270,000   Empress River Casino Finance, 10.75%,
                4/01/02                                       294,300
    555,000   Federated Department Stores, Inc., 7.00%,
                2/15/28                                       550,655
     20,000   Federated Department Stores, Inc., 8.50%,
                6/15/03                                        21,864
    530,000   First Industrial LP, 7.00%, 12/01/06            535,297
    190,000   Hutchison Whampoa Finance, 6.988%,
                8/01/37 (d)                                   180,025
    625,000   Laidlaw, Inc., 6.65%, 10/01/04                  630,953
    430,000   Loewen Group International, Inc.-Ser. 4, 8.25%,
                10/15/03                                      457,323
    290,000   Marriott International, Series A, 6.75%,
                12/15/03                                      295,457
    125,000   Marriott International, Series B, 7.875%,
                4/15/05                                       135,330
    800,000   Merck & Co., 5.76%, 5/03/37                     821,918
    530,000   Mutual Life Insurance Co., 0.00%,
                8/15/24 (c) (d)                               688,997
    750,000   News America, Inc., 6.625%, 1/09/08 (d)         737,925
    330,000   Revlon Consumer Products, 8.625%, 2/01/08 (d)   334,950
    215,000   Standard Credit Card Master Trust, 6.55%,
                10/07/05                                      219,537
    520,000   Tenet Healthcare Corp., 8.625%, 12/01/03        553,829
    485,000   Tenet Healthcare Corp., 9.625%, 9/01/02         526,226
    535,000   Texas Instruments, Inc., 6.75%, 7/15/99         540,703
                                                         ------------
                                                           10,418,221
                                                         ------------

              Utility - 0.03%
     35,000   Idaho Power Co., 8.00%, 3/15/04                  38,008
    140,000   Potomac Edison Co., 8.00%, 6/01/24              150,183
                                                         ------------
                                                              188,191
                                                         ------------

Total Corporate Debt Non-Convertible (Cost $22,438,726)    22,907,228
                                                         ------------

              FOREIGN DEBT - 0.33%
    210,000   Guangdong International, 8.75%, 10/24/16(d)     192,750
    125,000   Manitoba, 6.125%, 1/19/04                       125,250
    365,000   National Australia Bank, 6.60%, 12/10/07        366,482
    995,000   New Zealand Government, 8.75%, 12/15/06       1,165,682
     95,000   New Zealand Government, 10.625%, 11/15/05       121,067
    250,000   Tenaga Nasional Berhad, 7.50%, 11/01/25 (d)     194,256
                                                         ------------

Total Foreign Debt (Cost $2,117,202)                        2,165,487
                                                         ------------

              U.S. GOVERNMENT AND AGENCIES - 2.68%
    700,000   FNMA TBA, 6.00%, 4/01/08                        689,938
  2,500,000   FNMA TBA, 6.50%, 4/01/23                      2,475,000
  1,400,000   FNMA TBA, 7.00%, 9/01/21                      1,415,313
  7,500,000   FNMA TBA, 7.50%, 9/01/21                      7,694,534
    690,000   FNMA, 5.75%, 2/15/08                            682,316
    325,000   FNMA, 8.625%, 11/10/04                          334,258
    150,000   FNMA, Global Bond, 6.35%, 11/23/01              150,633
  3,900,000   GNMA TBA, 7.50%, 9/01/21                      4,003,596
                                                         ------------

Total U.S. Government and Agencies (Cost $17,417,355)      17,445,588
                                                         ------------



Principal
Amount/Shares           Description                          Value
-------------           -----------                          -----

              U.S. TREASURY SECURITIES - 2.98%
$ 1,050,000   U.S. Treasury Bond, 7.625%, 11/15/22       $  1,263,939
  1,300,000   U.S. Treasury Bond, 8.125%, 8/15/19           1,626,823
  2,890,000   U.S. Treasury Note, 5.375%, 2/15/01           2,873,285
  2,685,000   U.S. Treasury Note, 5.50%, 2/15/08            2,652,689
  2,020,000   U.S. Treasury Note, 7.00%, 7/15/06            2,183,491
    460,000   U.S. Treasury Note, 5.50%, 2/28/03              457,339
    910,000   U.S. Treasury Note, 5.75%, 9/30/99              912,136
    840,000   U.S. Treasury Note, 5.875%, 11/30/01            845,776
  2,810,000   U.S. Treasury Note, 6.125%, 11/15/27          2,882,010
    260,000   U.S. Treasury Note, 6.25%, 8/31/02              265,727
  3,190,000   U.S. Treasury Note, 6.625%, 3/31/02           3,296,662
     70,000   U.S. Treasury Note, 7.25%, 8/15/04               75,731
                                                         ------------

Total U.S. Treasury Securities (Cost $19,408,830)          19,335,608
                                                         ------------

              SHORT TERM INSTRUMENTS - 48.65%
              Mutual Fund - 5.59%
 36,330,332   BT Institutional Cash Management Fund        36,330,332
                                                         ------------

              Repurchase Agreement - 6.43%
 41,746,461   Open Repurchase agreement with Goldman       41,746,461
                                                         ------------
              Sachs dated 3/31/98, 5.85%, principal and interest in the amount of $41,753,247, due
              4/01/98 (collateralized by U.S. Treasury Bonds, par value of $34,820,000, coupon rate of 10.75%, due 2/15/03, value of $42,712,303).

              U.S. Government and Agency - 36.63% (b)
 30,000,000   U.S. Treasury Bill, 5.07%, 8/20/98           29,400,750
  8,840,000   U.S. Treasury Bill, 5.15%, 4/30/98            8,803,111
 50,000,000   U.S. Treasury Bill, 5.25%, 4/02/98           49,993,014
 20,000,000   U.S. Treasury Bill, 5.26%, 4/23/98           19,935,711
130,000,000   U.S. Treasury Bill, 5.35%, 4/16/98          129,710,208
                                                         ------------
                                                          237,842,794
                                                         ------------

Total Short Term Instruments (Cost $315,930,688)          315,919,587
                                                         ------------

Total Investments (Cost $623,937,594)      99.53%         646,349,718
Other Assets in Excess of Liabilities       0.47%           3,022,704
                                          -------        ------------
Net Assets                                100.00%        $649,372,422
                                          =======        ============

----------
(a) Non-income producing security
(b) Held as collateral for Futures Contracts
(c) Step-up Bond Security. On 8/15/99 this security will begin accruing interest at a rate of 11.25% from then until maturity.
(d) Security exempt from registration under rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The following abbreviations are used in the portfolio description:

FNMA    --  Federal National Mortgage Association
GNMA    --  Government National Mortgage Association
TBA     --  To be announced

             See Notes to Financial Statements on Pages 16 thru 18

Asset Management Portfolio

Statement of Operations For the year ended March 31, 1998

Investment Income
   Dividends (net of foreign withholding tax of $16,738)                  $     3,593,003
   Interest                                                                    13,202,469
                                                                          ---------------
Total Investment Income                                                        16,795,472
                                                                          ---------------
Expenses
   Advisory Fees                                                                3,056,313
   Administration and Services Fees                                               470,202
   Professional Fees and Other                                                     24,367
   Trustees Fees                                                                    2,200
                                                                          ---------------
   Total Expenses                                                               3,553,082
   Less Expenses Absorbed by Bankers Trust                                       (731,870)
                                                                          ---------------
      Net Expenses                                                              2,821,212
                                                                          ---------------
Net Investment Income                                                          13,974,260
                                                                          ---------------
Realized and Unrealized Gain (Loss) on Investments, Foreign
   Currency Transactions, Forward Foreign Currency Contracts
   and Futures Contracts
   Net Realized Gain from:
      Investments, Forward Foreign Currency Contracts and
      Foreign Currency Transactions                                            70,908,602
      Futures Transactions                                                     30,480,665
   Net Change in Unrealized Appreciation/Depreciation on:
      Investments, Forward Foreign Currency Contracts and
         Foreign Currency Transactions                                         10,992,220
      Futures Contracts                                                        10,911,111
                                                                          ---------------
Net Realized and Unrealized Gain on Investments, Foreign Currencies,
   Forward Foreign Currency Transactions and Futures Contracts                123,292,598
                                                                          ---------------
Net Increase in Net Assets from Operations                                $   137,266,858
                                                                          ===============


             See Notes to Financial Statements on Pages 16 thru 18

Asset Management Portfolio

Statements of Changes in Net Assets

                                                                                         For the            For the
                                                                                       year ended         year ended
                                                                                     March 31, 1998     March 31, 1997
                                                                                    ----------------   ----------------
Increase (Decrease) in Net Assets from:
Operations
   Net Investment Income                                                            $    13,974,260    $     9,037,347
   Net Realized Gain from Investments, Foreign Currency Transactions, Forward
     Foreign Currency Contracts and Futures Transactions                                101,389,267         29,068,603
   Net Change in Unrealized Appreciation/Depreciation on Investments, Foreign
     Currency Transactions, Forward Foreign Currency Contracts and Futures Contracts     21,903,331         (1,730,893)
                                                                                    ---------------    ---------------
Net Increase in Net Assets from Operations                                              137,266,858         36,375,057
                                                                                    ---------------    ---------------
Capital Transactions
   Proceeds from Capital Invested                                                       305,009,400        166,792,562
   Value of Capital Withdrawn                                                          (141,442,529)       (94,771,334)
                                                                                    ---------------    ---------------
Net Increase in Net Assets from Capital Transactions                                    163,566,871         72,021,228
                                                                                    ---------------    ---------------
Total Increase in Net Assets                                                            300,833,729        108,396,285
Net Assets
Beginning of Period                                                                     348,538,693        240,142,408
                                                                                    ---------------    ---------------
End of Period                                                                       $   649,372,422    $   348,538,693
                                                                                    ===============    ===============


-------------------------------------------------------------------------------

Financial Highlights

Contained below are selected ratios to average net assets and other supplemental data for the periods indicated for the Asset Management Portfolio.

                                                                                                      For the period
                                                                For the years ended                 September 16, 1993
                                                                     March 31,                         (Commencement
                                                   ----------------------------------------------    of Operations) to
                                                    1998         1997          1996         1995       March 31, 1994
                                                   ------       ------        ------       ------   ------------------
Supplemental Data and Ratios:
   Net Assets, End of Period (000s omitted)       $649,372     $348,539      $240,142     $96,529         $36,283
   Ratios to Average Net Assets:
      Net Investment Income                          2.97%        3.12%         3.99%       3.78%           2.83%
      Expenses                                       0.60%        0.60%         0.60%       0.60%           0.60%*
      Decrease Reflected in Above Expense Ratio
        Due to Absorption of Expenses by Bankers
        Trust                                        0.16%        0.16%         0.17%       0.19%           0.33%*
   Portfolio Turnover Rate                            199%         137%          154%         92%             56%
   Average Commission Paid Per Share+              $0.0307      $0.0466            --          --              --

*  Annualized
+ For fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose its average commission rate per share for security trades on which commissions are charged.


             See Notes to Financial Statements on Pages 16 thru 18

Asset Management Portfolio

Notes to Financial Statements

Note--1 Organization and Significant Accounting Policies
A. Organization
The Asset Management Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end management investment company. The Portfolio was organized on June 9, 1992 as an unincorporated trust under the laws of New York and commenced operations on September 16, 1993. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

B. Security Valuation
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the closing price of a security traded on that exchange prior to the time when the Portfolio assets are valued. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost. Other short-term debt securities are valued on a mark-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. Security Transactions and Net Investment Income
Security transactions are accounted for on a trade date basis. Dividend income, less foreign taxes withheld, if any, is recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the security and foreign currency transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. Repurchase Agreements
The Portfolio may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Portfolio's Investment Advisers, subject to the seller's agreement to repurchase such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Portfolio's custodian, and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

E. Foreign Currency Transactions
The books and records of the Asset Management Portfolio are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

F. Forward Foreign Currency Contracts
The Portfolio may enter into forward foreign currency contracts for the purpose of settling specific purchases or sales of securities denominated in a foreign currency or with respect to the Portfolio's investments. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Portfolio and the resulting unrealized appreciation or depreciation are determined using prevailing exchange rates. With respect to forward foreign currency contracts, losses in excess of amounts recognized in the Statement of Operations may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

G. Option Contracts
The Portfolio may enter into option contracts. Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, and marked-to-market daily to reflect the current market value. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

H. Futures Contracts
The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

I. Federal Income Taxes
It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code. Therefore, no federal income tax provision is required.

J. Other
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

Asset Management Portfolio

Notes to Financial Statements

Note 2--Fees and Transactions with Affiliates
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company ("Bankers Trust"). Under this Administration and Services Agreement, Bankers Trust provides administrative, custody, transfer agency and shareholder services to the Portfolio in return for a fee computed daily and paid monthly at an annual rate of 0.10% of the Portfolio's average daily net assets. Amount owed under the Administration and Services Agreement amounted to $42,467, net of waived expenses of $10,994.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this Advisory Agreement, the Portfolio pays Bankers Trust an advisory fee computed daily and paid monthly at an annual rate of 0.65% of the Portfolio's average daily net assets. At March 31, 1998 amounts owed under the Advisory Agreement amounted to $276,035 net of waived expenses $71,460.

Bankers Trust has voluntarily undertaken to waive its fees and reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses to 0.60% of the average daily net assets of the Portfolio. For the year ended March 31, 1998, expenses of the Portfolio have been reduced by $731,870.

On September 30, 1996, the Trust entered into a Distribution Agreement with Edgewood Services, Inc. ("Edgewood").

Certain officers of the Portfolio are also directors, officers and/or employees of Edgewood. None of the officers so affiliated received compensation for services as officers of the Portfolio.

The Portfolio may invest in the BT Institutional Cash Management Fund ("the Fund"), an open-end management investment company managed by Bankers Trust Company ("the Company"). The Fund is offered as a cash management option to the Portfolio and other accounts managed by the Company. Distributions from the Fund to the Portfolio as of March 31, 1998 amounted to $1,449,948 and are included in interest income. Additionally, $153,556 is reflected as interest income receivable at March 31, 1998.

The Portfolio is a participant with other affiliated entities in a revolving credit facility ("the revolver") and a discretionary demand line of credit facility collectively ("the credit facilities") in the amounts of $50,000,000 and $100,000,000, respectively. A commitment fee of .07% per annum on the average daily amount of the available commitment is payable on a calendar quarter basis, and apportioned amongst all participants. Amounts borrowed under the credit facility will bear interest at a rate per annum equal to the Federal Funds Rate plus .45%. No amounts were drawn down or outstanding under the credit facilities as of and for the year ended March 31, 1998.

Note 3--Purchases and Sales of Investment Securities
At March 31, 1998 amounts owed for securities purchased was $16,499,398. The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended March 31, 1998 were $571,095,543 and $573,551,175, respectively. For Federal income tax purposes, the tax basis of investments held at March 31, 1998 was $626,283,095. The aggregate gross unrealized appreciation for all investments was $21,268,479 and the aggregate gross unrealized depreciation for all investments was $1,201,856. On March 31, 1998, the Asset Management Portfolio had a payable of $16,499,398 for securities purchased.

Asset Management Portfolio

Notes to Financial Statements

Note 4--Futures Contracts
A summary of obligations under these financial instruments at March 31, 1998 is as follows:

                                                                                                     Unrealized
                                                                                                    Appreciation
Type of Futures                  Expiration        Contracts     Position       Market Value     (Depreciation)(US$)
-------------------------     ---------------     -----------   ----------      -------------    -------------------
S&P 500                            June 1998           442         Long         $ 122,710,250       $  5,881,390
S&P 500                       September 1998           100        Short            28,060,000         (1,008,100)
CAC 40 Year Futures                June 1998           256         Long            31,841,228          2,936,943
US Treasury Futures                June 1998           805         Long            90,461,875           (567,322)
USLong Bond 20 Year                June 1998           100        Short            12,025,000            (31,850)
US Long Bond 20 Year          September 1998           100         Long            11,996,875             32,993
Dax Index Future                   June 1998            90         Long            24,898,644          1,137,132
Japanese Bond Futures              June 1998            30         Long            29,325,324            146,152
FTSE 100 Index                     June 1998            55         Long             1,960,191             76,045
                                                  -----------                   -------------       ------------
Total                                                1,978                      $ 353,279,387       $  8,603,383
                                                  ===========                   =============       ============

At March 31, 1998, the portfolio segregated sufficient securities to cover margin on open futures contracts.

Note 5--Open Forward Foreign Currency
Contracts A summary of obligations under these financial instruments at March 31, 1998 is as follows:

                                                                                                   Net Unrealized
                                                                                                    Appreciation
Contracts to Deliver                 In Exchange For            Settlement Date   Value (US$)    (Depreciation)(US$)
---------------------------------    -------------------------  ---------------  ------------    -------------------
Purchases
--------------------------------------------------------------------------------------------------------------------
German Deutschemark    13,515,000    U.S. Dollars  $ 7,489,609      4/6/98       $  7,313,312       $   (176,297)
French Franc          174,571,000    U.S. Dollars   28,853,995      4/6/98         28,206,657           (647,338)
British Pound           3,249,000    U.S. Dollars    5,357,601      4/6/98          5,428,104             70,503
Japanese Yen        1,394,485,000    U.S. Dollars   11,124,731      4/6/98         10,471,465           (653,266)
                                                                                                    ------------
                                                              Total Net Unrealized Depreciation     $ (1,406,398)
                                                                                                    ------------

Note 6--Net Assets
At March 31, 1998 net assets consisted of:

Paid-in Capital                              $620,026,522
Net Unrealized Appreciation on Investments,
 Futures, Foreign Currencies and Forward
 Foreign Currency Contracts                  $ 29,345,900
                                             ------------
                                             $649,372,422
                                             ============

Asset Management Portfolio

Report of Independent Accountants

To the Trustees and Holders of Beneficial Interest of the Asset Management
Portfolio:

We have audited the accompanying statement of net assets of the Asset Management Portfolio as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period September 16, 1993 (commencement of operations) to March 31, 1994. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Management Portfolio as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods referred to above, in conformity with generally accepted accounting principles.


                                                       Coopers & Lybrand L.L.P.

Kansas City, Missouri
May 11, 1998

BT PYRAMID MUTUAL FUNDS
BT INSTITUTIONAL ASSET MANAGEMENT FUND



Investment Advisor and Administrator of the Portfolio
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Distributor
EDGEWOOD SERVICES, INC.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
New York, NY 10006

Independent Accountants
COOPERS & LYBRAND L.L.P.
1100 Main Street, Suite 900
Kansas City, MO 64105

Counsel
WILLKIE FARR & GALLAGHER
153 East 53rd Street
New York, NY 10022



                         -----------------------------
For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or the BT Mutual Fund Service Center at (800) 368-4031. This must be preceded or accompanied by a current prospectus for the Fund.
                         -----------------------------

                                                              STA482200 (5/98)